SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: May 16, 2002
---------------------------------
(Date of earliest event reported)

                    Banc of America Commercial Mortgage Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                   333-65298                 56-1950039
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)

Bank of America Corporate Center, 100 North Tryon Street, Charlotte, NC    28255
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               (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (704) 386-2400

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ITEM 5. OTHER EVENTS.

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC ("BAS") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), which are hereby filed pursuant to the Kidder Letter.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit 99  Computational Materials.


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

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        BANC OF AMERICA COMMERCIAL MORTGAGE INC.


                                        By: /s/ Manish Parwani
                                            ------------------------------------
                                            Name:  Manish Parwani
                                            Title: Vice President

Date: May 17, 2002

                                Exhibit Index

Item 601(a) of
Regulation S-K                                               Paper (P) or
Exhibit No.        Description                               Electronic (E)
--------------     -----------                               --------------

99                 Computational Materials prepared by BAS         P
                   and Merrill Lynch in connection with
                   Bank of America Commercial Mortgage
                   Inc., Commercial Mortgage Pass-Through
                   Certificates, Series 2002-PB2